                                                                   EXHIBIT 10.18

                                OPTION AGREEMENT


         THIS OPTION AGREEMENT (this "Agreement") made this 2nd day of July, 1998, by and between PIONEER RESOURCES, L.L.C. (hereinafter referred to as "Seller") and COASTAL FORESTLANDS, LTD. (hereinafter referred to as "Purchaser");


                              W I T N E S S E T H:

         In consideration of $10 (hereinafter referred to as the "Option Money"), Seller does hereby grant to Purchaser an option (hereinafter referred to as the "Option") to purchase portions, up to but not exceeding an aggregate total of 10,000 acres of land (but excluding the standing timber thereon) over the entire term of this Agreement, of that tract or parcel of land located in Mendocino and Sonoma Counties, California, and being more particularly described in Schedule 1 attached hereto and hereby made a part hereof (the "Property"), on the following terms and conditions:

         1.       Purchase Price; Exercise.

                  (a) The purchase price for the portions of the Property sold pursuant hereto shall be paid at Closing and shall equal TWO THOUSAND DOLLARS ($2,000) per acre.

                  (b) Purchaser shall be entitled to exercise the Option as to portions (up to but not exceeding said limit of 10,000 acres) of the Property up to twenty-five (25) times, so that there will be no more than twenty-five (25) separate parcels sold to Purchaser pursuant hereto (each separate parcel may contain more than one noncontiguous plots, but will always remain one legal parcel). Each exercise of the Option, if any, shall be made by Purchaser's giving Seller notice of such exercise on or before the date which is ten (10) years after the date hereof. Purchaser's notice shall contain a copy of the survey required pursuant to paragraph 4(b) below and shall specify the portions of the Property upon which the Option is being exercised. This Agreement shall expire on the date which is ten (10) years from the date hereof.

         2. Conveyances. If the Option is duly exercised, Seller agrees at the time of closing to convey fee simple title to the portions of the Property to be sold to Purchaser by grant deed subject to: (a) zoning ordinances affecting the Property, (b) covenants, easements and restrictions of record, (c) ad valorem taxes not yet due and payable, (d) all matters of record (subject to the terms of paragraph 4(c) below), (e) any matters shown by survey or which would be shown by a current, complete and accurate survey, and (f) any other matters affecting the Property as of the date hereof, whether or not of record. In addition, the grant deed to Seller will contain a reservation of the standing timber on such property sold to Purchaser and restrictions providing that such property will be used for agricultural purposes only (as vineyards and/or orchards only), with no residences of any kind to be located on such property. Furthermore, in the event that the Option is exercised prior to receipt of agricultural conversion approval of the portion(s) of the Property sold to Purchaser pursuant to such exercise, the grant deed to Purchase as to that portion of the Property exercised on will contain an additional provision incorporating the terms of paragraph 3(a) below. At the closing, Purchaser and Seller will enter into a cutting agreement which provides for Seller's removal of the standing timber from the portions of the portions of the Property sold to Purchaser hereunder, which removal will occur within two (2) years from the date of the closing (unless any timber harvest plans applicable to such property require a longer period).

         3.       Use.

                  (a) Purchaser represents and warrants that it will not exercise the Option unless it will use the portions of the Property sold to Purchaser for vineyards and/or orchards. Purchaser acknowledges that Seller would not agree to grant the Option to Purchaser if the Property would be put to any use other than vineyards and/or orchards. Seller agrees to cooperate with Purchaser in taking reasonable actions for the development of such vineyards and/or orchards provided that Purchaser reimburses Seller for all costs incurred by Seller in taking such actions. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Purchaser will not take or pursue, and Seller shall have no obligation to take or pursue or to join with or assist Purchaser in taking or pursuing, any action, plan or program in support of Purchaser's efforts to convert portions of the Property to agricultural use as vineyards and/or orchards if Seller determines, in Seller's reasonable discretion, that any such action, plan or program would or could restrict, hinder, impede, limit, reduce, diminish or otherwise adversely affect in any way
(I) Seller's right or ability to operate or manage the Property (other than the portions thereof sold to Purchaser) as a tree farm (as hereinafter defined ) or to take any action or engage in any activity customary or incidental to the operation of management of the Property as a tree farm, (ii) the amounts or volumes of trees or timber (on a per acre basis) that Seller would be permitted to harvest, cut or remove from the Property, or (iii) the value or suitability of the Property (other than the portions thereof sold to Purchaser) for use as a tree farm. For purposes of this Agreement, the term "tree farm" means land used for the purpose of cultivating, planting, growing, cutting, harvesting and/or otherwise exploiting standing timber for commercial and industrial purposes, and all activities related thereto.

                  (b) Subject always to all of the foregoing limitations set forth in this paragraph 3, (I) at the request of Purchaser, made at any time and from time to time during the term of this Agreement, Seller shall cooperate and join in the submission to relevant governmental authorities of applications for approval of long term timber harvest programs which include agricultural conversion proposals and participate in the process of review and approval of those applications, including the preparation, review and certification of environmental impact reports and rezoning of lands subject to the Option; (ii) Seller and Buyer shall each cooperate to grant or reserve for the benefit of the other easements for access, water development, erosion control or other mitigation measures reasonably necessary to the operation of the tree farm on Seller's property and vineyards and/or orchards on the portions of the Property sold to Purchaser hereunder; and (iii) as part of the consideration for this Agreement, Purchaser is hereby granted the right to purchase for $5,000,000 all of the right to dedicate or cause Seller to dedicate such easements or other devices to revert all the portions of the Property not sold to Purchaser hereunder to acreage of no more than 15 parcels and foreclose the further subdivision and foreclose the further agricultural conversion of the portions of the Property not sold to Purchaser during the term of this Agreement. The parties agree that these rights may have a market value greatly different than the price provided herein.

                  (c) In the event of any dispute between Seller and Purchaser pursuant to the operation of this Agreement, such dispute will be resolved by binding arbitration in accordance with the procedures and methods governed by the American Arbitration Association.

         4.       Inspection; Survey; Title; "As-Is".

                  (a) Purchaser, and Purchaser's agents and representatives, at Purchaser's expense and at reasonable times during normal business hours upon appointment with Seller, shall have the right to enter upon the Property for the purpose of inspecting, examining and surveying the Property. Purchaser assumes all responsibility for Purchaser's acts and the acts of Purchaser's agents and representatives in exercising the rights provided under this paragraph and agrees to indemnify, defend and hold Seller harmless from and against any and all liability, damage, loss, cost and expense (including but not limited to attorney fees and expenses and costs of litigation) resulting therefrom. The foregoing indemnification will survive each closing hereunder, and will survive any termination of this Agreement.

                  (b) Purchaser, at Purchaser's sole cost and expense, will cause a boundary survey to be performed to delineate each portion of the Property to be purchased hereunder prior to Purchaser's exercise of the Option as to such portion, which survey must be in form and substance reasonably satisfactory to Seller, must state the acreage of such portion to the nearest 100th of an acre and must be provided to Seller in Purchaser's notice of exercise of the Option.

                  (c) Purchaser agrees to take title to the portions of the Property sold to Purchaser hereunder in the condition described in paragraph 2 above; provided, however, that Seller agrees that any matters that Seller puts of record affecting the Property will be in the normal and customary course of operating a tree farm (as defined above). In addition, Purchaser hereby specifically consents to Seller's granting so-called "true oak" easements on and over the Property.

                  (d) Except for the special warranty of title to be included in the grant deed from Seller to Purchaser, Purchaser will purchase and Seller will sell the Property in its "AS IS" condition and Seller has not made, does not make and specifically disclaims any representations, warranties, guaranties, commitments, promises or agreements of any kind, express or implied, with respect to the nature, quality, quantity, condition, habitability, fitness, suitability or usefulness of the Property, any of the materials relating to the Property furnished by Seller or any other matter of any kind relating to the Property.

         5. Brokerage Commission. Purchaser represents to Seller that Purchaser has not engaged or dealt with any broker or agent in regard to this Agreement or to any sale and purchase contemplated hereby, and Purchaser agrees to indemnify, defend and hold Seller harmless from and against any claim, loss, damage, liability, cost or expense (including but not limited to attorney fees and expenses and costs of litigation) which Seller shall suffer, incur or be threatened with because of any claim by any broker, agent or other person or entity claiming by, through, or under Purchaser, whether or not meritorious, for any fee, commission, other compensation with respect hereto or the purchase and sale provided herein. This paragraph shall survive each closing hereunder, the termination of this Agreement, or the failure of Purchaser to exercise same.

         6. Closing. Any purchase and sale hereunder shall be closed on or before the expiration of sixty (60) days after Purchaser shall exercise the Option as to all or any portion or portions of the Property, on the date and at the time and place designated by Purchaser by not less than five (5) days' written notice to Seller. At the closing each party shall execute and deliver all documents necessary to effect and complete the closing. Purchaser shall pay all transfer taxes, costs of recording, survey costs, and all other costs and expenses in connection with the closing. Ad valorem taxes on the Property for the year in which the purchase and sale hereunder is closed shall be prorated as of the date of closing. In the event tax bills have not been issued for the year of closing, taxes shall be prorated based on the previous year's tax bill and shall be reprorated when the current year's tax bill is available. Seller shall deliver possession of the portions of the Property so sold to Purchaser at closing.

         7. Cancellation, Non-Exercise, Default and Option Money. In the event that the Option is exercised and any sale contemplated hereby is not consummated because of Purchaser's inability, failure or refusal to perform any of Purchaser's obligations hereunder, then Seller shall have the right, in addition to any and all other rights which Seller may have at law or in equity (except, however, that Seller shall not be entitled to terminate this Agreement due to such failure by Purchaser), to retain the Option Money and to seek specific performance of this Agreement, or to sue Purchaser for damages. In the event that the Option is exercised and any sale contemplated hereby is not consummated because of Seller's inability, failure or refusal to perform any of Seller's obligations hereunder, Purchaser shall have the right, in addition to any and all other rights which Purchaser may have at law or in equity, to seek specific performance of this Agreement.

         8. Notices. All notices or elections required or permitted by this Agreement shall be in writing, signed by the party giving same and shall be given personally or by mailing the same, postage prepaid, United States certified or registered mail, or sent by reputable overnight courier, addressed to the party intended to receive such notice at the address specified below, or at such other address as may be specified by any party by notice hereunder from time to time.

                  Purchaser:     Coastal Forestlands, Ltd.
                                 P. O. Box 537
                                 Willits, California 95490
                                 Attention: Mr. Richard L. Padula
                  with a copy to:   Ball Janik LLP
                                    One Main Place
                                    101 SW Main Street, Suite 1100
                                    Portland, Oregon 97204-3219
                                    Attention: Gary D. Cole

                  Seller:           Pioneer Resources, L.L.C.
                                    25310 Jeans Road
                                    P.O. Box 876
                                    Veneta, OR 97487
                                    Attention: Mr. T. Yates Exley

                  with a copy to:   Sutherland, Asbill & Brennan LLP
                                    999 Peachtree Street, N.E.
                                    Atlanta, Georgia 30309
                                    Attention:  William H. Bradley

Any such notice shall be deemed given when personally delivered or mailed as aforesaid.

         9. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, their heirs, successors, administrators, executors and assigns. If Purchaser transfers or assigns its interest hereunder, it will provide Seller with notice of such transfer or assignment within thirty (30) days thereafter. Nothing in this Agreement, express or implied, is intended to confer upon anyone other than those mentioned in this paragraph any rights or remedies under or by reason of this Agreement.

         10. Captions. Titles or captions of articles, paragraphs or sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

         11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

         12. Entire Agreement. This Agreement constitutes the sole and entire agreement between the parties hereto and no modification of this Agreement shall be binding unless attached hereto and signed by Seller and Purchaser. No representation, promise or inducement not included in this Agreement shall be binding upon any party hereto.

         13. Time of Essence. Time is of the essence of each and every provision and stipulation of this Agreement.


         14. Memorandum of Agreement. The parties agree to record a memorandum of this

Agreement upon execution hereof.

         15. Attorney's Fees. If either party commences an action against the other arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees and costs of suit.

         16. Termination. This Agreement shall automatically terminate and be of no further force or effect whatsoever (except as may be expressly provided otherwise in this Agreement) on the tenth (10th) anniversary of the date of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal the day and year first above written.

                                    PURCHASER:

                                    COASTAL FORESTLANDS, LTD.

                                    BY:  COASTAL FORESTLANDS, INC., its sole
                                         general partner


                                         By:/s/ Richard L. Padula
                                            ------------------------------------
                                                Richard L. Padula
                                                President


                                    SELLER:

                                    PIONEER RESOURCES, LLC


                                    By:/s/ Yates Exley
                                       ---------------------------------------
                                           Yates Exley
                                             Member

                                                             ORDER NO. 210238 DN

                                   SCHEDULE 1


                                LEGAL DESCRIPTION

         The land referred to herein is situated in the State of California, County of Mendocino, and is described as follows:

TRACT ONE:

ALL OF THE TIMBER AND TIMBER RIGHTS AS RESERVED IN THE DEED FROM COASTAL FORESTLANDS, LTD., TO JAMES RATTO, ET UX, RECORDED MARCH 3, 1997 IN BOOK 2397 OF OFFICIAL RECORDS, PAGE 272, MENDOCINO COUNTY RECORDS, IN AND TO THE FOLLOWING DESCRIBED PARCELS ONE AND TWO:

PARCEL ONE:

That portion of the Northwest quarter of Northeast quarter of Section 11, Township 11 North, Range 13 West, Mount Diablo Meridian, lying southwesterly of the boundary line described in Book 386 of Official Records, Page 493, Mendocino County Records.

PARCEL TWO:

All in Township 11 North, Range 13 West, Mount Diablo Meridian:

Section 3:        Lots 5, 6, 7, 8

Section 4:        Lots 5, 6, 7, 8, 9, 10, 11, 12,
South half of Northwest quarter

Section 5: Lot 1, Southeast quarter of Northeast quarter, Northeast quarter of Southeast quarter

Section 9:        Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, Northeast quarter of Southwest quarter

Section 10:       Lots 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12

Section 11:       Lots 2, 3, 4, 5, 6, 7, Southeast quarter of Northwest quarter

ALSO: South half of Northeast quarter of Section 11, Township 11 North, Range 13 West, Mount Diablo Meridian, lying South and West of the boundary line described in the Boundary Line

                                                             ORDER NO. 210238 DN

Agreement and deed recorded in Book 386 of Official Records, Page 493, Mendocino County Records.

EXCEPTING THEREFROM any interest acquired by Ornbaun Livestock Company, a California corporation, in the Agreement executed by Fred Brandt, et al, to Ornbaun Livestock Company, a California Corporation, recorded January 19, 1949 in Book 239 of Official Records, page 329, Mendocino County Records.

ALSO: That portion of Lots 1 and 8 of Section 11, Township 11 North, Range 13 West, Mount Diablo Meridian, lying West of the boundary line described in the Boundary Line Agreement and deed recorded in Book 386 of Official Records, Page 493, Mendocino County Records.

TRACT TWO:

PARCEL ONE:

In Township 11 North, Range 13 West, Mount Diablo Meridian Section 6: Government Lot 14

Section 7:        Government Lots 1 and 2

In Township 11 North, Range 13 West, Mount Diablo Meridian

Section 1: Northwest quarter, West half of northeast quarter, West half of Southeast quarter, Southeast quarter of Southeast quarter, Southeast quarter of Southwest quarter, Northwest quarter of Southwest quarter, and that part of the Northeast quarter of northeast quarter lying South and West of the South Fork of Robinson Creek

Section 2:        Northwest quarter, North half of Southwest quarter

Section 3: North half of Northeast quarter Section 12; North half of North half in Township 12 North, Range 14 West, Mount Diablo Meridian

Section 26: That part of the West half of Southwest quarter lying South and West of the centerline of Rickard Ranch Road, also known as the Robinson Creek Road

Section 27: That part of the Southeast quarter of Southeast quarter lying South of the Centerline of Billings Creek

Section 34: East half of Northeast quarter, Northeast quarter of Southeast quarter

                                                             ORDER NO. 210238 DN

Section 35: ALL, excepting therefrom the Southwest quarter of Southwest quarter ALSO EXCEPTING therefrom that portion of the Northwest quarter of Northwest quarter and the West half of Northeast quarter of Northwest quarter lying North of the centerline of Rickard Ranch Road, also known as the Robinson Creek Road; ALSO EXCEPTING therefrom that portion of the balance of the section lying North of Robinson Creek


Section 36: ALL, excepting therefrom that portion lying North of Robinson Creek and north of the South Fork of Robinson Creek

PARCEL TWO:

THE EASEMENT granted in the deed from Sonoma Title Guaranty Company to Longview Fibre Company, dated December 12, 1973, recorded January 30, 1974 in Book 951 of Official Records, page 510, Mendocino County Records, as follows:

(a) "A right of way for general road purposes 60 feet in width, the centerline of which is coincident with the centerline of the existing road known as the Rickard Ranch Road, also known as the Robinson Creek Road, said 60 foot right of way beginning at the point of intersection of the Robinson Creek Road and Robinson Creek in the West 1/2 of Section 36, said point being PT "D" on Exhibit "C" hereof, and running thence in a general Northwesterly direction to a point on the Westerly line of the Northwest 1/4 of the Southwest 1/4 of Section 26, all in Township 12 North, Range 14 West, M.D.M.

(b) ALSO, TOGETHER WITH a right of way for general road purposes 60 feet in width, the centerline of which is coincident with the centerline of the existing road known as the Rickard Ranch Road, also known as the Robinson Creek Road, said 60 foot right of way beginning at a point on the Westerly line of the Northwest 1/4 of the South 1/4 of Section 26, and running thence in a Northerly and Northwesterly direction to the point of intersection with Signal Ridge Road in Section 22, all in Township 12 North, Range 14 West, M.D.M.

Rights of Way (a) and (b) hereinabove set forth are lying between and extend from PT "A" to PT "B" and from PT "C" to PT "D", as so marked on Exhibits "B" and "C" attached hereto and made a part hereof.

ALSO, TOGETHER WITH two (2) easements for general road and utility purposes, each being 60 feet in width, and lying between the East line of the West 1/2 of the Northeast 1/4 of the Northwest 1/4 of Section 35, and the point of intersection of the Robinson Creek Road and Robinson Creek, said point being PT "D" on Exhibit "C" hereof, in the West 1/2 of Section 36, all in Township 12 North, Range 14 West, M.D.M. Said easements to extend from the centerline of Robinson Creek Road to the centerline of Robinson Creek, the locations of which are to be determined by the grantee herein, its assigns or successors in interest.

                                                             ORDER NO. 210238 DN
TRACT THREE:

The Northwest quarter of the Southeast quarter of Section 31, Township 13 North, Range 15 West, Mount Diablo Base and Meridian.

TRACT FOUR:

PARCEL ONE:

Lot 1 and the South 1/2 of the Northeast quarter, the West 1/2 of the Southeast quarter and the Southwest quarter of Section 3, Township 12 North, Range 16 West, Mount Diablo Base and Meridian, according to the official plat thereof.

PARCEL TWO:

West half of Southwest quarter and Southeast quarter of the Southwest quarter of
Section 2; East 1/2 of the Southeast quarter of Section 3; Northwest quarter, the South 1/2, and Southwest diagonal 1/2 OF the Northeast quarter of Section 11, Township 12 North, Range 16 West, Mount Diablo Base and Meridian according to the official plat thereof.

PARCEL THREE:

Northwest quarter, Southeast quarter and Northeast 1/4 of the Southwest quarter of Section 2; Lots 2, 3, 4 and South 1/2 of Northwest quarter of Section 3; Northeast 1/4 of the Northeast quarter of Section 11, Township 12 North, Range 16 West, Mount Diablo Base and Meridian, according to the official plat thereof. The Northeast quarter of the Northeast quarter, the South 1/2 of the Northeast quarter, the East 1/2 OF the Southwest quarter and the Southeast quarter of
Section 34; The Southwest quarter of the Southwest quarter of Section 35, Township 13 North, Range 16 West, Mount Diablo Base and Meridian, according to the official plat thereof. Southeast quarter of the Southeast quarter of Section 27, Township 13 North, Range 16 West, Mount Diablo Base and Meridian, according to the official plat thereof.

EXCEPTING THEREFROM said Section 27 the following described parcels:

(1) That portion of said Southeast quarter of Southeast quarter lying Northerly of the County Road.

(2) That portion of said Southeast quarter of Southeast quarter described in the deed to the County of Mendocino in the Deed recorded June 18, 1968 in Book 766 of the Official Records, page 565, Mendocino County Records.

                                                             ORDER NO. 210238 DN

(3) That portion described in the Quit Claim Deed executed by Longview Fibre Company to Florance Miller, et al, recorded January 7, 1983, Book 1381, Official Records, Page 127.

ALSO EXCEPTING THEREFROM Parcels 1, 2 and 3 that portion described in the Quit Claim Deed executed by Longview Fibre to William T. Scott, et ux, recorded May 18, 1987, Book 1624, Official Records, Page 235.

PARCEL FOUR:

That portion described in the Deed to Longview Fibre Company, recorded January 7, 1983, Book 1381, Official Records, Page 129.

TRACT FIVE:

Township 12 North, Range 15 West, Mount Diablo Meridian,

Section 15:       East 1/2 of Southeast 1/4
Section 22:       Northeast 1/4; East 1/2 of Southeast 1/4
Section 23:       West 1/2 of Northwest Quarter; Southwest 1/4
Section 26:       Northwest 1/4

TRACT SIX:

All that certain real property situate, lying and being in the County of Mendocino, State of California, more particularly described as follows, to wit:
All Township and Range references are to Mount Diablo Base and Meridian.

PARCEL ONE:

Township 11 North, Range 13 West

Section 7:        Lots 11 and 12

Township 11 North, Range 14 West

Section 1:        Northeast 1/4 of Southwest 1/4, Southwest 1/4 of Southwest 1/4

Section 2: Lots 1 and 2, South 1/2 of Northeast 1/4, South 1/2 of Southwest 1/4, Southeast 1/4

Section 3: Lots 3 and 4, South 1/2 of Northwest 1/4, South 1/2, South 1/2 of Northeast 1/4

                                                             ORDER NO. 210238 DN

Section 4: Lots 1, 2, 3 and 4, South 1/2 of Northeast 1/4, Southeast 1/4, East 1/2 of Southwest 1/4, Southeast 1/4 of Northwest 1/4 and those portions of the Southwest 1/4 of Northwest 1/4 and the Northwest 1/4 of Southwest 1/4 which are the Northeasterly side of the main ridge crest that extends in a Southeasterly direction from the West line of Section 4, about 30 chains South of the Northwest corner of Section 4.

Section 5:        Lots 1, 2, 3, 4

Those portions of the South 1/2 of Northwest 1/4 and the Southwest 1/4 of Northeast 1/4 which are on the Northerly side of the main ridge crest that extends in an Easterly direction from near the West 1/4 corner of Section 5.

Southeast 1/4 of Northeast 1/4 - EXCEPTING THEREFROM:

That portion of the Southeast 1/4 of Northeast 1/4 which is on the Southerly side of the main ridge crest that extends in a Northwesterly direction from the East line of Section 5, about 10 chains North of the East 1/4 corner of Section 5.

Section 6:        East 1/2 of Lot 7, East 1/2 of Southeast 1/4 of Northeast 1/4

Section 9: East 1/2 of Southeast 1/4, Northeast 1/4, Northeast 1/4 of Northwest1/4 and those portions of the Southeast 1/4 of Northwest 1/4, Northeast 1/4 of Southwest 1/4 and West 1/2 of Southeast 1/4 which are on the Easterly Northerly sides of the main ridge crest that extends in a Northerly and Westerly direction from the South line of Section 9 and about 25 chains West of the Southeast corner of Section 9.

Section 10:       ALL
Section 11:       ALL

EXCEPTING an undivided 1/2 (50%) interest in all oil, gas and gasoline and other hydro-carbon substances and all other minerals in, on, under and that may be produced from the above described property, as reserved in the Deeds from Arthur Lawrence Bolton, Jr., to Moores and Smith, a partnership, dated December 1, 1959, recorded January 4, 1961 in Book 557 of Official Records, Page 232, Serial No. 20218, Mendocino County Records, and in the Deed from Mary Savior Bolton to Moores & Smith, a partnership dated December 1, 1959, recorded January 4, 1961 in Book 557 of Official Records, Page 233, Serial No. 20219, Mendocino County Records. (Affects Northwest 1/4 of Southwest 1/4 and Southeast 1/4 of Southwest 1/4 of Section 11, Township 11 North, Range 14 West)

Section 12:       South 1/2 of Northwest 1/4, Southwest 1/4, South 1/2 of
Southeast 1/4

                                                             ORDER NO. 210238 DN

Section 13:       ALL

EXCEPTING 1/2 oil and minerals in and to the Northwest 1/4 of Southwest 1/4 as excepted in the Deed from Lorin E. Fear, et ux, to Moores and Smith, a partnership, dated May 21, 1959, recorded June 3, 1959 in Book 512 of Official Records, Page 542, serial No. 4163, Mendocino County Records.

Section 14:       ALL
Section 15:       ALL
Section 16:       ALL


EXCEPTING THEREFROM those portions of the Northeast 1/4, of the Northwest 1/4, and of the Southwest 1/4 which are on the Northerly and Westerly sides of the main ridge crest extending northeasterly from near the Southwest corner of
Section 16 to the North line of Section 16 at a point about 25 chains West of its Northeast corner.

Section 21:       Northeast 1/4, Southeast 1/4 of Southeast 1/4,

EXCEPTING that portion of the Southeast 1/4 of Southeast 1/4 which is on the southwesterly side of the main ridge crest that extends in a southeasterly direction across the north and East sides of the Southeast 1/4 of Southeast 1/4 near its Northeastern corner.

Those portions of the Northwest 1/4, Southwest 1/4 and North 1/2 of Southeast 1/4 which are on the Easterly and Northerly sides of the main ridge crest that extends in a southeasterly direction from near the Northwest corner of Section 21.

Section 22:       ALL

EXCEPTING THEREFROM that portion of the Southwest 1/4 of Southwest 1/4 of which is on the Southwesterly side of the main ridge crest that extends in a Southeasterly direction from near the Northwest corner of the Southwest 1/4 of Southwest 1/4 to near its Southeast corner

Section 23:       ALL
Section 24:       ALL

EXCEPTING THEREFROM all rights to any and all minerals, ores, metals of every character, gas and oil, in and under said land and the right of ingress and egress for the purpose of exploration for and removal of any and all of said minerals and substances, together with enough of the surface of said land as may be necessary for the proper and convenient working of such minerals and substances as reserved by Myrtle P. Cooley, et al, in Deed recorded May 25, 1956 in Book 431, Official Records, Page 538, Mendocino County Records.

                                                             ORDER NO. 210238 DN

Township 12 North, Range 14 West

Section 3:        Lots 19 and 20, South 1/2,

EXCEPTING THEREFROM that portion conveyed in the Deed from Oregon-Washington Plywood Company, an Oregon corporation, to Ward H. Hanes and Ruth F. Hanes, his wife as Joint Tenants, dated September 21, 1962, recorded December 24, 1962 in Book 614 of Official Records, Page 274, Serial No. 41886, Mendocino County Records.

ALSO EXCEPTING THEREFROM that portion conveyed in the Deed from Oregon-Washington Plywood Company, an Oregon corporation, to Mailliard Ranch, a partnership, dated October 1, 1964, recorded December 4, 1964, in Book 677 of Official Records, Page 103, Mendocino County Records.

Section 4:        Lots 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 and 20,
South 1/2

EXCEPTING THEREFROM that portion conveyed in the Deed from Oregon-Washington Plywood Company, an Oregon Corporation, to Ward H. Hanes and Ruth F. Hanes, his wife as Joint Tenants, dated September 21, 1962, recorded December 24, 1962 in Book 614 of Official Records, Page 274, Mendocino County Records.

Section 5:        Lots 5, 6, 9, 10, 11, 12, 14, 15, 16, 17, 18, 19, South 1/2

EXCEPTING THEREFROM that portion conveyed in the Deed from Oregon-Washington Plywood Company, an Oregon Corporation, to Ward H. Hanes and Ruth F. Hanes, his wife as Joint Tenants, dated September 21, 1962, recorded December 24, 1962 in Book 614, Official Records, Page 274, Mendocino County Records.

Section 6: Lots 1, 2, 9, 16, 21 and 22, East 1/2 of Southwest 1/4, West 1/2 of Southeast 1/4, Southeast 1/4 of Southeast 1/4, Lot 11.

EXCEPTING THEREFROM that portion conveyed in the Deed from Oregon-Washington Plywood Company, an Oregon corporation, to Ward H. Hanes and Ruth F. Hanes, his wife as Joint Tenants, dated September 21, 1962, recorded December 24, 1962 in Book 614, Official Records, Page 274, Mendocino County Records.

Section 7:        ALL
Section 8:        ALL
Section 9:        West 1/2, West 1/2 of East 1/2, East 1/2 of Northeast 1/4
Section 10:       Northwest 1/4
Section 16:       West 1/2, West 1/2 of East 1/2

                                                             ORDER NO. 210238 DN
Section 17:       ALL
Section 18:       ALL
Section 19:       ALL
Section 20:       ALL
Section 21: Northwest 1/4, West 1/2 of Northeast 1/4, Southwest 1/4 of Southwest 1/4

EXCEPTING THEREFROM those portions described as Parcel B in the Deed from Oregon-Washington Plywood Company, an Oregon corporation, to George E. Zeni and Alice L. Zeni, his wife, dated July 7, 1965 and recorded July 8, 1965 in Book 693, Official Records, Page 208, Mendocino County Records.

ALSO: That portion of the Northwest 1/4 of the Southwest 1/4 of Section 21 described as Parcel Three in the Deed from George E. Zeni and Alice L. Zeni, his wife, to Oregon-Washington Plywood Company, an Oregon corporation, dated July 6, 1965 and recorded July 8, 1965, Book 693 of Official Records, page 212, Mendocino County Records

ALSO:    The Northeast 1/4 of Southwest 1/4 and the Northwest 1/4 of Southeast
1/4 of Section 21

EXCEPTING THEREFROM those portions described as Parcel A in the Deed from Oregon-Washington Plywood company, an Oregon corporation, to George E. Zeni and Alice L. Zeni, his wife, dated July 7, 1965 and recorded July 8, 1965, Book 693, Official Records, page 208, Mendocino County Records.

ALSO: That portion of the Southwest 1/4 of Southeast 1/4 of Section 21 described as Parcel One in the Deed from George E. Zeni and Alice L. Zeni, his wife, to Oregon-Washington Plywood Company an Oregon corporation, dated July 6, 1965 and recorded July 8, 1965, Book 693 of Official Records, page 212, Mendocino County Records.

Section 27:       Southeast 1/4 of Southwest 1/4
Section 28:       West 1/2 of West 1/2

EXCEPTING THEREFROM that portion of the Northwest 1/4 of Northwest 1/4 of
Section 28, described as parcel C in the Deed from Oregon-Washington Plywood Company, an Oregon corporation, to George E. Zeni and Alice L. Zeni, his wife, dated July 7, 1965, recorded July 8, 1965, Book 693, Official Records, page 208, Mendocino County Records.

East 1/2 of Southwest 1/4, Southeast 1/4 of Northwest 1/4, West 1/2 of East 1/2

EXCEPTING THEREFROM the above described land the following portion thereof, to wit:

                                                             ORDER NO. 210238 DN

Beginning at the intersection of the East line of the County Road known as Signal Ridge Road or Anchor Bay County Road with the North line of Southeast 1/4 of the Northwest 1/4 of Section 28, Township 12 North, Range 14 West, Mount Diablo Meridian; thence along the said North line North 88(degree) 35' East,
500.00 feet; thence leaving said North line South 1(degree) 35' East, 175.00 feet; thence south 88(degree) 35' West, 550.00 feet to the East line of the County Road; thence North 13(degree) 15' East, 175.00 feet to the point of beginning. Being a portion of the Southwest 1/4 of the Northeast 1/4 and of the Southeast of the northwest 1/4 of Section 28, Township 12 North, Range 14 West, Mount Diablo Base and Meridian.

ALSO:             That portion of the Northeast 1/4 of the Northwest 1/4 of
Section 28 as conveyed by Deed and described as parcel Two therein from George
E. Zeni and Alice L. Zeni, his wife, to Oregon-Washington Plywood Company, an Oregon corporation, dated July 6, 1965 and recorded July 8, 1965 in Book 693, Official Records, page 212, Mendocino County Records.


Section 29:       ALL
Section 30:       ALL

Section 31: Lot 1, Northeast 1/4 of Northwest 1/4, North 1/2 of Northeast 1/4, Southeast 1/4 of Northeast 1/4, East 1/2 of Southeast 1/4

Section 32: West 1/2, Southeast 1/4, West 1/2 of Northeast 1/4 of Northeast 1/4, Southeast 1/4 of Northeast 1/4, West 1/2 of Northeast 1/4

Section 33: East 1/2, Southwest 1/4, Northeast 1/4 of Northwest 1/4, South 1/2 of Northwest 1/4

ALSO:    That portion described in the Deed executed by Charles A. Ciapusci, et ux, to Longview Fibre, recorded December 11, 1987, Book 1660, Official Records, Page 168

EXCEPTING THEREFROM the above described land all that portion described in the Deed executed by Longview Fibre Company to Charles A. Ciapusci, et ux, recorded December 11, 1987, Book 1660, Official Records, page 166.

Section 34:       South 1/2 of Northwest 1/4, Southwest 1/4

Township 12 North, Range 15 West

Section 2: Lots 1, 2, 3 and 4, Northeast 1/4 of Southwest 1/4, Southeast 1/4, Northwest 1/4 of Southwest 1/4 South 1/2 of Southwest 1/4

                                                             ORDER NO. 210238 DN

EXCEPTING THEREFROM all that portion conveyed to Stornetta Brothers by document dated May 20, 1959, recorded June 9, 1959, Book 513 of Official Records, Page 207, Mendocino County Records.

ALSO EXCEPTING THEREFROM all that portion conveyed to Stornetta Brothers by Oregon-Washington Plywood Company, an Oregon corporation, by Deed dated September 10, 1964, recorded October 16, 1964, Book 672, Official Records, Page 544, Mendocino County Records.

Section 3:        ALL

EXCEPTING THEREFROM all that portion conveyed to Stornetta Brothers by document dated May 20, 1959, recorded June 9, 1959, Book 513, Official Records, Page 207, Mendocino County Records.

Section 4:        ALL
Section 5:        ALL
Section 6:        ALL
Section 7: Lot 1, Northeast 1/4, East 1/2 of Northwest 1/4, Northwest 1/4 of Southeast 1/4

ALSO: That certain property of William F. Walsh located in Section 7, Township 12 North, Range 15 West, Mount Diablo Base and Meridian, and lying North of that line delineated on a map titled Record of Agreement Survey for Moores and Smith, dated December, 1960 and done by Donald E. Bushnell, Licensed Surveyor, No. 2786 and filed in the County of Mendocino in Map Case 2, Drawer 1, Page 83. This line is more particularly described as follows:

COMMENCING at the common corner of Sections 7, 8, 18 and 17 in said Township 12 North, Range 15 West, and Thence Following a Line North 14(Degree) 20' 35" West,
494.93 Feet; Thence North 43(Degree) 35' 53" West, 918.75 Feet; Thence North 48(Degree) 0L' 08" West, 746.29 Feet; Thence North 81(Degree) 52' 10" West, 1372.95 Feet; Thence North 1(Degree) 01' 04" East, 798.15 Feet; Thence North 44(Degree) 21' West, 475.86 Feet; Thence North 60(Degree) 41' 35" West, 556.46 Feet; Thence North 81(Degree) 32' 12" West, 480.51 Feet; Thence North 00(Degree) 06' 51" West, 270.82 Feet; Thence North 48(Degree) 37' 08" West, 1098.84 Feet; Thence North 29(Degree) 39' 15" West, 341.16 Feet; Thence 60(Degree) 11' 41" West, 323.58 Feet to the West Line of the Section Thence North Along the West line of the Section, 33.00 feet to the 1/16 corner.

EXCEPTING THEREFROM any portion sold the United States for GATR site or easements in connection therewith by Deed dated October 15, 1960 and recorded on June 20, 1961, Book 571, Official Records, page 30 et seq., Mendocino County Records.

Section 8: North 1/2, West 1/2 of Southwest 1/4, Southeast 1/4 of Southwest 1/4, Southwest 1/4 of Southeast 1/4

                                                             ORDER NO. 210238 DN


EXCEPTING THEREFROM that portion described as Tract 104E in the Lis Pendens recorded October 14, 1960, Book 551, Official Records, page 332.

Section 9:        West 1/2 and North 1/2 of Northeast 1/4

ALSO: All that portion described in the Deed executed by Louisiana-Pacific to Longview Fibre recorded March 12, 1986, Book 1549, Official Records, page 58.

EXCEPTING THEREFROM from all of the above described land that portion described in the deed executed by Longview Fibre Company to Louisiana-Pacific Corporation recorded March 12, 1986, Book 1549, Official Records, page 60.

Section 10:       North 1/2 of Northwest 1/4

ALSO: That portion described in the deed executed by Louisiana-Pacific to Longview Fibre recorded March 12, 1986, Book 1549, Official Records, Page 58.

EXCEPTING THEREFROM all of the above described land that portion described in the deed executed by Longview Fibre Company to Louisiana-Pacific corporation recorded March 12, 1986, Book 1549, Official Records, page 60.

Section 11: Southeast 1/4 of Southeast 1/4, Northeast 1/4 of Southwest 1/4, Southwest 1/4 of NORTHEAST 1/4, Northwest 1/4, North 1/2 of Southeast 1/4, Southwest 1/4 of Southeast 1/4

EXCEPTING THEREFROM that portion of the Southwest 1/4 of Northeast 1/4 of
Section 11, Township 12 North, Range 15 West, Mount Diablo Base and Meridian, which lies North of that certain existing fence running along the Northerly edge of an existing road transversing said property and lying East of the centerline of Blue Waterhole Creek.

ALSO: That portion described in the deed executed by Louisiana-Pacific corporation recorded April 15, 1981, Book 1301, Official Records, Page 34.

EXCEPTING THEREFROM the above described land that portion described in the deed executed by Longview Fibre Company to Louisiana-Pacific Corporation, recorded April 6, 1981, Book 1299, Official Records, page 59.

Section 12: Lots 3 and 4 and that portion of Lot 2 described as follows:
Beginning at the Southwest corner of the North 1/2 of said Section 12; thence along the Southerly boundary of the said North 1/2 of Section 12, a distance of
29.85 chains, more or less, to the range line between Range 14 West and Range 15 West; thence Northerly along said range line 11.55 chains to a point; thence in a straight line in a southwesterly direction to the point of beginning.

                                                             ORDER NO. 210238 DN

EXCEPTING THEREFROM that portion of Lot 2, Section 12, Township 12 North, Range 15 West, Mount Diablo Base and Meridian, described as follows:

BEGINNING at the Southwest corner of Lot 2, which is located on the North line of the existing main private road; thence following the North line of said road Northeasterly to its intersection with the centerline of the Garcia River being the Northside of a Bridge; thence Southerly and Westerly down the centerline of the Garcia River to its intersection with the South line of Lot 2; thence West along the South line of Lot 2 to the point of beginning.

Said land being further described in Parcel 3, herein.

Section 13:       Lots 1, 2, 3, 4

Section 14: Northeast 1/4 of Northeast 1/4, Southwest 1/4 of Northeast 1/4, Southeast 1/4 of Northwest 1/4, Northwest 1/4 of Southwest 1/4, South 1/2 of South 1/2,

Section 15: Southwest 1/4 of Northeast 1/4, Northwest 1/4 of Northwest 1/4, South 1/2 of Northwest 1/4, Southwest 1/4, West 1/2 of Southeast 1/4

Section 16: South 1/2 of North 1/2, North 1/2 of South 1/2, Southeast 1/4 of Southwest 1/4, South 1/2 OF Southeast 1/4

Section 20: Southeast 1/4 of Northeast 1/4, Northeast 1/4 of Southeast 1/4, South 1/2 of Southeast 1/4

Section 21:       East 1/2, Southwest 1/4

Section 22:       West 1/2, West 1/2 of Southeast 1/4

Section 23:       East 1/2, East 1/2 of the Northwest 1/4

Section 24:       Lots 1, 2, 3 and 4
Section 25:       Lots 1, 2, 3 and 4
Section 26:       East 1/2, Southwest 1/4
Section 27:       ALL

Section 28: All that portion lying Northerly of the main Garcia River and Easterly of the ridge extending approximately from the West 1/4 of Section 28 to the point where the Garcia River crosses the South line of the Section; and all that portion lying Southerly of the main Garcia River and Northerly of the ridge extending approximately from the Southeast corner of Section 28 to the point where the Garcia River crosses the South line of the Section.

                                                             ORDER NO. 210238 DN

Section 29: All that portion lying Easterly and Northerly of the ridge extending approximately from the North 1/4 corner of Section 29 to the center of the Section and thence to the East 1/4 corner of Section 29.

Section 34: Northwest 1/4 of Southeast 1/4, Northeast 1/4, all that portion of the West 1/2 lying Northeasterly of the ridge extending approximately from the Northwest corner of Section 34 to a point about 10 chains South of the center of the Section; and that portion of the East 1/2 of Southeast 1/4 lying Northerly of Signal Ridge.

Section 35:       North 1/2, North 1/2 of Southeast 1/4, Southeast 1/4 of
Southeast 1/4

ALSO: That portion described in the deed executed by Louisiana-Pacific corporation to Longview Fibre Company recorded July 22, 1985, Book 1515, Official Records, Page 56.

EXCEPTING THEREFROM that portion described in the deed executed by Longview Fibre Company to Louisiana-Pacific Corporation, recorded July 22, 1985, Book 1515, Official Records, Page 54.

Section 36:       Lots 1, 2, 3, and 4

Township 12 North, Range 16 West

Section 1:        ALL

Section 2:        Northeast 1/4

Section 12: All that portion which drains Northerly into North Fork Garcia River, Also that portion of North 1/2 lying South of North Fork Garcia River ridge. (Intending to include the North 1/2 of Section 12)

Township 13 North, Range 15 West

Section 31:       Lots 6, 7, 8, 12, 13, 14, 15, 16, 17, 18, 19, 20, South 1/2 of
Northeast 1/4, NortheasT 1/4 of Southeast 1/4, South 1/2 of Southeast 1/4,

ALSO: That portion described in the deed executed by Florence Miller, et al, recorded May 12, 1983, Book 1400, Official Records, Page 490.

That portion described in the deed executed by Timber Realization, recorded May 12, 1983, Book 1400, Official Records, Page 492.

                                                             ORDER NO. 210238 DN

That portion described in the deed executed by Michael H. Pettibone, et ux, recorded November 7, 1984, Book 1481, Official Records, Page 479.


EXCEPTING THEREFROM those portions described in the following:

(1) Deed executed by Longview Fibre Company, to Florence Miller, et al recorded May 12, 1983, Book 1400, Official Records, Page 496.

(2) Deed executed by Longview Fibre Company to Timber Realization Company recorded May 12, 1983, Book 1400, Official Records, Page 498.

(3) Deed executed by Longview Fibre Company to Michael H. Pettibone, et ux, recorded November 7, 1984, Book 1481, Official Records,-Page 477.

Section 32:       Southwest 1/4, Southwest 1/4 of Southeast 1/4,

ALSO:             That portion described in the deed executed by Daniel F.
Dooling, et al, recorded November 24, 1982, Book 1375, Official Records, Page
152.

EXCEPTING THEREFROM THE FOLLOWING:

(1) That portion described in the deed executed by Longview Fibre Company to Daniel F. Dooling, et al, recorded November 24, 1982, Book 1375, Official Records, Page 145:
(2) That portion described in the deed executed by Longview Fibre Company to Daniel F. Dooling, et al, recorded May 8, 1987 in Book 1622, Official Records, Page 556.

Section 33: Northeast 1/4, North 1/2 of Northwest 1/4, Southeast 1/4 of Northwest 1/4, Northeast 1/4 OF Southwest 1/4, North 1/2 of Southeast 1/4, Southwest 1/4 of Southeast 1/4, Southeast 1/4 of Southeast 1/4,

EXCEPTING THEREFROM all that portion conveyed to Stornetta Brothers by document dated May 20, 1959 and recorded June 9, 1959, Book 513, Official Records, Page 207, Mendocino County Records.

Section 34:       ALL

EXCEPTING THEREFROM all that portion conveyed to Stornetta Brothers by document dated May 20, 1959, and recorded June 9, 1959, Book 513, Official Records, Page 207, Mendocino County Records.

Township 13 North, Range 16 West

Section 26:       South 1/2 of Southwest 1/4

                                                             ORDER NO. 210238 DN

ALSO:             That portion described in the deed executed by Florence
Miller, et al, recorded January 7, 1983, Book 1381, Official Records, Page 129.

EXCEPTING THEREFROM that portion described in the deed executed by Longview Fibre Company, recorded January 7, 1983, Book 1381, Official Records, Page 127.

Section 35:       East 1/2, Northwest 1/4,
North 1/2 of Southwest 1/4, Southeast 1/4 of Southwest 1/4

Section 36: Northeast 1/4 of Northwest 1/4, South 1/2 of Northwest 1/4, Southwest 1/4

PARCEL TWO:

Township 12 North, Range 14 West

Section 34:       West 1/2 of Southeast 1/4 Southeast 1/4 of Southeast 1/4

Section 35:       Southwest 1/4 of Southwest 1/4

PARCEL THREE:

That portion of Lot 2, Section 12, Township 12 North, Range 15 West, Mount Diablo Base and Meridian, described as follows:

BEGINNING at the Southwest corner of Lot 2, which is located on the North line of the existing main private road; thence following the North line of said road Northeasterly to its intersection with the centerline of the Garcia River being the north side of a Bridge; thence Southerly and Westerly down the centerline of the Garcia River to its intersection with the South line of Lot 2; thence West along the South line of Lot 2, to the point of beginning.

EXCEPTING THEREFROM that portion of Lot 2 described as follows: Beginning at the Southwest corner of the North 1/2 of said Section 12; thence along the southerly boundary of the said North 1/2 of Section 12, a distance of 29.85 chains, more or less, to the range line between Range 14 West and Range 15 West; thence Northerly along said range line 11.55 chains to a point; thence in a straight line in a Southwesterly direction to the point of beginning.

TRACT SEVEN:

1. An easement for right of way as conveyed by road right of way from Mailliard Ranch (a partnership) to Oregon-Washington Plywood Co., dated October 1, 1964 and recorded December 4, 1964 in Book 677, Official Records, page 99, Mendocino County Records.

                                                             ORDER NO. 210238 DN


2. An easement as reserved in the Grant Deed from Oregon-Washington Plywood Co., to Mailliard Ranch (a partnership) dated October 1, 1964 and recorded December 4, 1964, Book 677, Official Records, Page 103, Mendocino County Records.

3. An easement as conveyed by Reciprocal Grants of rights of way between R.J. Saunders, as trustee and Moores & Smith, a partnership dated June 8, 1960 and recorded June 10, 1960 in Book 542, Official Records, page 198, Mendocino County Records.

4. An easement conveyed by Agreement for Partitions of Real Property and Reciprocal Grants of easements between Moores & Smith, a partnership, and Stornetta Brothers, a partnership dated May 20, 1959, and recorded June 9, 1959, Book 513, Official Records, Page 207, Mendocino County Records.

Supplemental Agreement thereunder recorded December 11, 1972, Book 908, Official Records, Page 598.

5. Easements as conveyed by Reciprocal Grants of rights of way between Holm Timber Industries, a partnership, and Oregon Washington Plywood Co., dated August 16, 1962 and recorded March 19, 1963, Book 621, Official Records, Page 284, Mendocino County Records.

6. Easements as reserved in the Grant Deed from Oregon-Washington Plywood Co., to Clarence L. and Amy K. Neilson, his wife, dated November 1, 1964 and recorded November 17, 1964 in Book 676, Official Records, Page 396, Mendocino County Records.

7. Perpetual non-exclusive easement in gross for road purposes granted to Longview Fibre Company in the Agreement recorded September 8, 1983, Book 1419, Official Records, Page 108.

8. Perpetual non-exclusive easement in gross for road purposes granted to Longview Fibre Company in the Agreement recorded September 8, 1983, Book 1419, Official Records, Page 118.

9. Perpetual non-exclusive easement in gross for road purposes granted to Longview Fibre Company in the Agreement recorded September 8, 1983, Book 1419, Official Records, Page 123.

10. The perpetual non-exclusive in gross easements for road purposes granted to Longview Fibre Company, recorded March 20, 1984, Book 1448, official Records, Page 171.

11. Reciprocal Easement Agreement executed by and between Congree River Ltd., and Longview Fibre Company, recorded November 20, 1984, Book 1483, Official Records, Page 129.

                                                             ORDER NO. 210238 DN

12. Reciprocal Easement for Right-of-Way executed by and between Daniel F. Dooling, et al, and Longview Fibre Company for a perpetual non-exclusive easement in gross for road purposes, recorded May 8, 1987, Book 1622, Official Records, Page 560.

13. Non-exclusive perpetual, in gross easement for ingress, egress, and utility purposes granted to Longview Fibre Company, recorded May 18, 1987, Book 1624, Official Records, Page 237.

14. Reciprocal Road Use Agreement for a non-exclusive perpetual in gross easement for road purposes executed by and between Albert John Gianoli, et ux, and Longview Fibre Company, recorded May 6, 1976, Book 1039, Official Records, Page 199.

15. Easements for road purposes as described in the document entitled "Grant of Easements" recorded July 1, 1974 in Book 967, Official Records, Page 660, and as reserved in the Quitclaim Deed recorded July 5, 1960 in Book 544, Official Records, Page 246.

TRACT EIGHT:

The Southeast quarter of the Northeast quarter of Section 11, Township 12 North, Range 15 West, Mount Diablo Base and Meridian.

EXCEPTING THEREFROM that portion which lies North of that certain existing fence running along the Northerly edge of an existing road transversing said property and lying East of the centerline of Blue Waterhole Creek.

TRACT NINE:

The South half of the Northeast quarter and the North half of the Southeast quarter of Section 12, Township 11 North, Range 14 West, Mount Diablo Base and Meridian.

APN:  049-400-27

                                                             ORDER NO. 210238 DN

And the following land situated in the State of California, County of Sonoma, incorporated area, described as follows:






TRACT ONE:

PARCEL ONE:

In Township 10 North, Range 12 West, M.D.B. & M.:

Section 7 That portion of Lot 7 lying to the right side of the highwater mark on the right bank facing down stream of the Wheatfield branch of the Gualala River.

Section 18 That portion of Lots 4, 5, 6 and 7, lying to the right side of the highwater mark on the right bank facing down stream of the Wheatfield Branch of the Gualala River.

Section 19 Lots 5, 6, 7, the North half of Lot 8, the South half of Lot 3 and that portion of Lot 4 lying to the right side of the highwater mark on the right bank facing down stream of the Wheatfield Branch of the Gualala River.

Section 30        Lots 3, 4, 5, 6, 7 and the North half of Lots 8, 9 and 10.

Section 31        Lot 4 and the North half of Lot 3

In Township 10 North, Range 13 West M.D.B. & M.:

Section 1         All of Section 1

                  Excepting from the above Section 1, that portion lying to the left of the highwater mark on the right bank facing down stream of the Wheatfield branch of the Gualala River.

Section 2         All of Section 2

Section 3         All of Section 3

                                                             ORDER NO. 210238 DN

                  Excepting therefrom the above Section 3, that portion conveyed to the State Of California by Deed recorded August 13, 1974 under Recorder's Serial No. P-14964, Sonoma County Records.

Section 8         The Northeast Quarter

Section 9         The North Half

Section 10        All of Section 10

Section 11        All of Section 11

Section 12        All of Section 12

                  Excepting from the above Section 12 that portion lying to the left of the highwater mark on the right bank facing down stream of the Wheatfield Branch of the Gualala River.

Section 13        All of Section 13

Section 14        All of Section 14

Section 15        All of Section 15

Section 22        All of Section 22

Section 23        All of Section 23

Section 24        All of Section 24

Section 25        The North half and the North half of the South half.

Section 26 The Northeast quarter and the North half of the Northwest quarter.

In Township 10 North, Range 14 West M.D.B. & M.

Section 1 Lots 1, 2, 3 and 4, the Southeast quarter of the Northwest quarter and the South half of the Northeast quarter.

In Township 11 North, Range 14 West, M.D.B. & M.

                                                             ORDER NO. 210238 DN

Section 25        All of Section 25

Section 26        All of Section 26

Section 27 The South half, the Northeast quarter and the East half of the Northwest quarter.

Section 34 The East half of the Northeast quarter, the North half of the Northwest quarter.

Section 35        The North half

Section 36        All of Section 36

                  Excepting from all the above the fee to a strip of land of uniform width of 100 feet, the center line being coincident with the physical center line of Kelly Road, as it now exists including its Southerly extension, commonly known as South Branch Road.








PARCEL TWO:

A right of way over the presently existing road commonly known as "Kelly Road" including its Southerly extension (such extension also commonly known as "South Branch Road") beginning at the intersection of said Kelly Road with the West line of Highway 101, a public roadway, and extending along said Kelly Road in a Westerly and Southerly direction to the intersection of said road with the South line of the Northeast Quarter of the Southwest Quarter of Section 8, Township 10 North, Range 13 West, Mount Diablo Meridian, said point being the termination of said right of way; which said right of way is more fully set forth in the Deed from Masonite Corporation, a Delaware Corporation to Longview Fibre Company, a Delaware Corporation, dated November 11, 1977 and recorded November 18, 1977 in the office of the County Recorder of Sonoma County under Recorder's Serial No. S-61739, Sonoma County Records.

PARCEL THREE:

A non-exclusive easement as contained "Reciprocal Easements" executed by Paul J. Garrett, et ux and Longview Fibre Company recorded September 26, 1978 in Book 3458 of Official Records, page 374.

PARCEL FOUR:

A non-exclusive easement in gross over the lands of Putnam (being Taber Road) all as described in "Grant of Easements" executed by Cliff Putnam and Longview Fibre Corporation, recorded July 19, 1983, Document No. 83047134 Official Records of Sonoma County, California.

TRACT TWO:

In Township 10 North, Range 14 West M.D.B. & M.:

Section 3         The West half and the West half of the East half.

Section 4 The East half of Lot 1, the East half of the Southeast quarter of the Northeast quarter and that portion of East half of the Northeast quarter of the Southeast quarter which lies North and East of Buckeye Creek.

Section 10        The North half of the Northwest quarter.




In Township 11 North, Range 13 West, M.D.B. & M.:

Section 20 The South half of the Southeast quarter, the North half of the Southwest quarter and the Southeast quarter of the Southwest quarter.

Section 29 The Northeast quarter of the Northwest quarter and the North half of the Northeast quarter.

In Township 11 North, Range 14 West, M.D.B. & M.:

Section 34 The South half of the Southeast quarter and the Southeast quarter of the Southwest quarter.


Section 35 That portion of the West half of the Southwest quarter which is West and South of Buckeye Creek.


In Township 11 North, Range 13 West, M.D.B. & M.:

                                                             ORDER NO. 210238 DN

Section 21 A strip of land 100 feet in width traversing the South half of the Southwest quarter and the Northeast quarter of the Southwest quarter.

                  Being the same parcel excepted in the conveyance to Lewis M. Norton and Edward R. Norton, by Deed recorded December 24, 1953 under Recorder's Serial No. E- 10756, Sonoma County Records.

Section 29 The West half of the Southwest quarter and a strip of land 100 feet in width commencing on the North line and the Southeast quarter of the Northwest quarter of Section 29; and running thence Southwesterly through said Southeast quarter of the Northwest quarter along the route more particularly shown upon the sketch recorded in Book 1173 of Official Records, page 482, Sonoma County Records.

Section 30 Lots 1, 2, 11, the South half of Lot 3, the South half of Lot 4, the North half of Lot 10 and the Southwest quarter of the Southeast quarter.

Section 31        Lots 1, 2, 3, 4, 6 and 7 and the East half.

Section 32 The South half, the Northwest quarter and the South half of the Northeast quarter.

Section 33 The South half and that part of the Southeast quarter of the Northeast quarter lying Southerly of the Kelly Main Stem Logging Road.

Section 34 The South half and that part of the South half of the Northwest quarter lying Southerly of the Kelly Main Stem Logging Road.

Section 35 The Southwest quarter, the West half of the Southeast quarter and the Southeast quarter of the Southeast quarter.

Section 36 The South half of the Northwest quarter, the South half of the Southeast quarter and the Southwest quarter.

                  Excepting therefrom that portion lying Northerly of the Southern line of existing Kelly Road.

In Township 10 North, Range 13 West, M.D.B. & M.:

Section 4         All of Section 4

Section 5         The North half and the Southeast quarter.

                                                             ORDER NO. 210238 DN


Section 6 Lots 1, 2, 3, 4, 7, 8, 9 and that portion of Lot 6, lying West of Porter Creek and the Southeast quarter of the Northwest quarter.

Excepting therefrom that portion described in that certain Grant Deed recorded January 14, 1994 as Document No. 94-006526 of Sonoma County Records. Executed by Coastal Forestlands, Limited, a California Limited Partnership as Grantor and the County of Sonoma, a political subdivision of the State of California as Grantee.

Also excepting therefrom that portion described in quitclaim deed to Robert M. Eberg et al recorded November 22, 1995 in Document 1995-99973.

TRACT THREE:

The Southwest quarter of Section 5, the North half of the Southeast quarter and the Southeast quarter of the Southeast quarter of Section 6 in Township 10 North, Range 13 West, M.D.M. in the County of Sonoma, State of California.

TRACT FOUR:

A. Easements as contained in Deed from Lee Evans, et ux to Paul B. Kelly Lumber Company, recorded October, 24, 1959 in Book 1002, Official Records, page 8, Sonoma County.

B. Easement as contained in Deed from Masonite Company to Albert Garvin, recorded February 21, 1975 in Book 2935, Official Records, page 214, Sonoma County Records.

C. The Easements as granted by Molalla Forest Products Inc., under the following Recorder's Serial Nos. K-50563, K-51747, K-51890, K-52052, K-56486, K-75656, K-87520, K-87684, K-92860, K-95064, K-97523, K-98574,
         L-35704, L-38703, L-41581, L-85522.

D. Right of way agreement between Wickersham Ranch, First Party, and Cloverdale Redwood, Inc., a Corporation, Second Party, dated March 16, 1967 and recorded April 3, 1967 in Book 2261 of Official Records, page 103, Recorder's Serial No. K-32283, Sonoma County Records. (Affects Sections 1 and 12 Township 10 North, Range 13 West and Sections 6 and 18, Township 10 North, Range 12 West)

TRACT FIVE:

Any and all rights, right to claims, and appurtenances pertaining to all the above described real property including, but not limited to, all rights of way, easements of any nature including, both in gross and appurtenant easements, and any other interest of Longview Fibre Company, Inc., a Delaware Corporation.

                                                             ORDER NO. 210238 DN
TRACT SIX:

Those certain easement rights as set forth in the deed to Coastal Forestlands Limited, recorded November 27, 1995 in Document 1995-99972.

TRACT SEVEN:

ALL OF THE TIMBER AND TIMBER RIGHTS AS RESERVED IN THE DEED FROM COASTAL FORESTLANDS, LTD., TO JAMES RATTO ET UX, RECORDED MARCH 3, 1997 SONOMA COUNTY RECORDER'S SERIAL NUMBER 97-17395 ON THE FOLLOWING DESCRIBED PROPERTY IN SECTIONS 14 AND 15, TOWNSHIP 11 NORTH, RANGE 13 WEST, M.D.B. & M:

In Township 11 North, Range 13 West,  M.D.B. & M.:

Section 14 Lots 2, 3, 4, 5, 6 and 7; and all that portion of Lots 1 and 8, and the North half of the South half of said Section 14, lying Northerly and Westerly of a dividing and traverse line as established by Agreement by and between Ornbaun Livestock Company, as first party, F.J. Brandt, et al, as second party, and Paper Cabin, Inc., a corporation, as third party, dated December 11, 1954 and recorded February 15, 1955 in Book 1329 of Official Records, page 432, Sonoma County Records.

Section 15 Lots 1, 2, 3, 4 and 5, all that portion of Lots 6, 7 and 8 of said section 15 lying Northerly of a dividing and traverse line as established by Agreement by and between Ornbaun Livestock Company, as first party, F.J. Brandt et al, as second party, and Paper Cabin, Inc., a corporation, as third parry, dated December 11, 1954 and recorded February 15, 1955 in Book 1329 of Official Records, page 432, Sonoma County Records.

                                                                             END


                                       30